UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05133

High Income Securities Fund
(Exact name of registrant as specified in charter)

225 Pictoria Drive

Suite 450

Cincinnati, OH 45246
(Address of principal executive offices) (Zip code)

Andrew Dakos

Bulldog Investors, LLP

Park 80 West

250 Pehle Avenue, Suite 708

Saddle Brook, 07663
(Name and address of agent for service)

Copy to:

Thomas R. Westle, Esq.

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

1-877-607-0414

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2026

Date of reporting period: February 28, 2026

Item 1. Reports to Stockholders.

(a)

High Income Securities Fund (PCF)

Semi-Annual Report

For the six months ended

February 28, 2026

High Income Securities Fund

April 27, 2026

Dear Fellow Shareholders:

The Fund makes monthly distributions at an annualized rate of at least 10% (or 0.8333% per month) of its net asset value (NAV) as of the last business day of the previous calendar year. The targeted monthly distribution for calendar year 2026 is $0.058 per share. Note that in some years, adhering to a managed distribution policy may require some capital to be returned to shareholders. The Fund will not know precisely what percentage, if any, of its distributions will be characterized as a return of capital until after the end of the calendar year in which they are made.

After accounting for distributions, the Fund’s NAV declined by 1.18% in the first half of the fiscal year from September 1, 2025 to February 28, 2026 vs. a gain of 1.95% for the ICE BofA Merrill Lynch 6-Month Treasury Bill Index. As of February 28, 2026, the Fund’s per share NAV was $6.66 vs. $7.05 on August 31, 2025. As of February 28, 2026, the Fund’s shares were trading at $5.99, a discount of 10.06% to their NAV.

As a reminder, a special meeting was held in November 2024 at which shareholders approved (1) an investment advisory agreement with Bulldog Investors, LLP, and (2) changes to the Fund’s investment strategies and fundamental policies to expand the types of investments the Fund can make and to increase the Fund’s ability to pursue attractive investment opportunities. More specifically, to generate sufficient cash to pay an attractive monthly distribution, the Fund seeks to acquire attractively valued investments that either (1) make meaningful regular cash distributions, or (2) are expected to result in a monetization event, e.g., a cash tender offer at a premium to the market price. Conversely, the Fund will not invest in shares of firms like Berkshire Hathaway or Tesla because they are not currently expected to provide cash to investors. A primary focus of the Fund’s investment strategy continues to be acquiring discounted shares of closed-end investment companies (“CEFs”) and business development companies (“BDCs”) that make regular distributions, as well as the senior securities, e.g., notes or preferred shares of CEFs and BDCs (which we think have a negligible risk of defaulting) and of certain operating companies when they are attractively priced. In addition, units or common shares issued by special purpose acquisition companies (“SPACs”) may comprise a significant percentage of the Fund’s portfolio.

High Income Securities Fund

The Fund’s investments in CEFs and SPACs have generally performed well. Some CEFs have accretive share repurchase plans and, as noted, a number of them, sometimes at our urging, have adopted measures to enhance shareholder value. However, a recent barrage of negative publicity about loans to private companies has led investors in non-traded BDCs to request redemptions of their investments (which redemptions are generally limited to 5% of the private BDC’s outstanding shares) and to significantly wider share price discounts of most public BDCs (to their NAVs). That discount widening has negatively impacted the Fund’s performance this year. The consensus among BDC managers is that there is a disconnect between the relatively stable performance of their outstanding loans and the overwrought press reports about BDCs. Consequently, the stocks of many public BDCs appear to be very attractively priced with about twenty of them trading at discounts of 30% or more. If Armageddon is not in the cards, their share prices should, over time, recover at least some of what they have lost. Because of the disparity between their market prices and their NAVs, we have recently become more active in engaging with BDC managers to encourage them to adopt measures like accretive share repurchases to enhance shareholder value. Meanwhile, many BDCs pay very attractive dividends monthly or quarterly.

In our last letter, we discussed MFS High Yield Municipal Trust (CMU) and MFS Investment Grade Municipal Trust (CXH). As part of a settlement reached with Bulldog Investors in mid-2023 (and later extended), each fund committed to provide a liquidity event unless its discount fell to no more than 7.5% by the end of 2025. Therefore, we were surprised to see an announcement issued on December 11, 2025 of a special shareholder meeting to be held on March 11, 2026 to consider a proposal to merge three MFS-managed CEFs, including CMU and CXH, into a fourth CEF run by a new investment manager. Initially, no monetization event was offered to shareholders of CMU and CXH. However, after Bulldog Investors and others balked at supporting the mergers, management of CMU and CXH agreed to conduct self-tender offers to purchase 50% of their shares at 99% of NAV. The tender offers are underway and are slated to conclude in May.

In June 2024, Bulldog Investors successfully solicited proxies to elect three directors to the board of BNY Mellon Municipal Income and for a proposal to permit stockholders to monetize their shares of that CEF at a price at or close to NAV. In June 2025, that fund merged into an open-end fund which enabled us to redeem our shares at NAV. The Fund owns shares in some other municipal bond CEFs managed by BNY Mellon so we were pleased to see another activist investor announce its intention to commence a similar proxy campaign to merge them into the same BNY Mellon-managed open-end fund. We are cautiously optimistic that the campaign will succeed.

High Income Securities Fund

Lastly, we remind you that from time to time the Fund seeks instructions from its stockholders for voting its proxies for certain CEFs whose shares the Fund owns. The instruction forms are available at http://highincomesecuritiesfund.com. If you would like to receive an email notification when the Fund seeks proxy voting instructions for a CEF whose shares it owns, please email us at proxyinfo@highincomesecuritiesfund.com.

Sincerely yours,

Phillip Goldstein

Chairman

High Income Securities Fund

This chart assumes an initial gross investment of $10,000 made on 2/28/2016.

Effective after the close of business on July 23, 2018, the Fund became internally managed and did not pay any external management fees from such date through November 8, 2024. On November 8, 2024, the Fund entered into an Investment Management Agreement with Bulldog Investors, LLP, and shareholders approved certain changes to the Fund’s investment objective, investment strategies, and investment restrictions. Accordingly, the information presented in this report with respect to the actions and results of the Fund during the period before July 23, 2018 and from July 23, 2018 to November 8, 2024 are not material in making any conclusions as to the future performance of the Fund.

Past Performance at a glance (unaudited)

Average annual total returns for the periods ended 2/28/2026

	6 month
Net assets value returns	(not annualized)	1 year	5 years	10 years
High Income Securities Fund	-1.18%	3.14%	4.11%	6.62%
Market price returns
High Income Securities Fund	-2.29%	-1.65%	4.62%	7.51%
Index returns
ICE BofA Merrill Lynch 6 Month Treasury Bill Index	1.95%	4.15%	3.32%	2.36%
Share Price as of 2/28/2026
Net asset value				$6.66
Market price				$5.99

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

High Income Securities Fund

Generally, the Fund invests primarily in income producing or dividend paying U.S. and non-U.S. investments.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost.

Portfolio composition as of 2/28/2026 (unaudited)(1)

			% of
	Value	Cost	Net Assets
Closed-End Funds	$46,567,636	$42,879,135	37.3%
Special Purpose Acquisition Companies (SPACS)	42,874,472	41,936,669	34.4
Business Development Companies	25,935,435	33,712,213	20.8
Preferred Stocks	4,907,321	5,611,998	3.9
Money Market Funds	1,650,356	1,650,356	1.3
Trusts	1,190,577	1,218,665	1.0
Real Estate Investment Trusts — Common	767,416	1,963,777	0.6
Warrants	546,641	308,946	0.4
Rights	333,097	297,767	0.3
Common Stocks	262,500	308,241	0.2
Exchange-Traded Funds	120,860	124,866	0.1
Total Investments	$125,156,311	$130,012,633	100.3%
Liabilities in Excess of Other Assets	(430,196)		(0.3)
Total Net Assets	$124,726,115		100.0%

(1)  As a percentage of net assets.

The following table represents the Fund’s investments categorized by country of risk as of February 28, 2026:

Country	% of Net Assets
United States	65.3%
Cayman Islands	34.2%
Virgin Islands (British)	0.8%
100.3%
Liabilities in Excess of Other Assets (0.3)%	(0.3)%
100.0%

High Income Securities Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Shares	Value
CLOSED-END FUNDS—37.3%
Bancroft Fund Ltd.	13,819	$314,797
Bluerock Private Real Estate Fund	113,221	1,979,103
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	119,719	1,330,078
BNY Mellon Strategic Municipal Bond Fund, Inc.	1,311,538	8,105,304
BNY Mellon Strategic Municipals, Inc.	652,735	4,249,305
Carlyle Credit Income Fund	109,825	370,110
Clough Global Equity Fund	60,302	498,095
Clough Global Opportunities Fund	268,092	1,619,276
Destra Multi-Alternative Fund	53,371	454,721
Duff & Phelps Utility and Infrastructure Fund Inc.	26,102	385,005
Eagle Point Income Company, Inc.	46,143	457,277
Ellsworth Growth and Income Fund Ltd.	116,758	1,369,571
ESC HNW(a)(b)	19,842	9,651
ESC MAV(a)(b)	157,094	64,802
ESC MHI(a)(b)	160,637	57,508
ESC MIO(a)(b)	106,795	16,852
ESC PHT(a)(b)	28,477	—
Gabelli Dividend & Income Trust	151,344	4,369,301
GDL Fund	110,621	949,128
Highland Income Fund	5,385	33,495
John Hancock Diversified Income Fund	187,722	2,156,926
MFS High Income Municipal Trust	212,876	817,444
MFS High Yield Municipal Trust	764,756	2,768,417
MFS Investment Grade Municipal Trust	245,951	2,020,364
Neuberger Berman Next Generation Connectivity Fund, Inc.	429,020	5,783,189
Nuveen Dow 30sm Dynamic Overwrite Fund	26,931	412,044
Oxford Lane Capital Corp.	136,592	1,146,009
Saba Capital Income & Opportunities Fund II	13,151	105,734
Voya Asia Pacific High Dividend Equity Income Fund	89,008	722,745
Voya Emerging Markets High Dividend Equity Fund	432,171	3,064,092
XAI Octagon Floating Rate Alternative Income Trust	279,789	937,293
Total Closed-End Funds (Cost $42,879,135)		46,567,636

SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS)—34.4%
AI Infrastructure Acquisition Corp.(b)	100,000	1,002,000
Aldabra 4 Liquidity Opportunity Vehicle, Inc.(b)	75,000	747,000

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Shares	Value
SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS)—(continued)
Archimedes Tech SPAC Partners III Co.(b)	20,000	$200,700
Art Technology Acquisition Corp.(b)	50,000	496,000
Bain Capital GSS Investment Corp.(b)	100,000	1,016,000
Bitcoin Infrastructure Acquisition Corp. Ltd.(b)	75,000	742,500
Black Spade Acquisition III Co.(b)	50,000	502,000
Bleichroeder Acquisition Corp. II(b)	49,500	499,950
Blue Acquisition Corp.—Class A(b)	100,000	1,019,000
Bold Eagle Acquisition Corp.—Class A(b)	150,000	1,578,000
Cal Redwood Acquisition Corp.—Class A(b)	100,000	1,016,000
Cambridge Acquisition Corp.(b)	10,781	107,055
Cantor Equity Partners VI, Inc.(b)	35,000	354,900
Centurion Acquisition Corp.(b)	56,250	605,813
ChampionsGate Acquisition Corp.—Class A(b)	100,000	1,024,000
Columbus Circle Capital Corp. II(b)	49,900	497,503
Crane Harbor Acquisition Corp.—Class A(b)	50,000	498,500
D Boral ARC Acquisition I Corp.—Class A(b)	100,000	1,008,500
Daedalus Special Acquisition Corp.(b)	148,000	1,493,320
Dune Acquisition Corp. II(b)	200,000	2,061,999
Dynamix Corp. III(b)	50,000	496,000
EQV Ventures Acquisition Corp. II—Class A(b)	77,148	778,423
Evolution Global Acquisition Corp.(b)	1,900	19,000
FG Imperii Acquisition Corp.(b)	50,000	499,500
Fifth Era Acquisition Corp. I—Class A(b)	2,200	22,616
FIGX Capital Acquisition Corp.(b)	100,090	1,010,909
GigCapital7 Corp.—Class A(b)	74,828	793,177
GigCapital8 Corp.(b)	100,000	999,000
GigCapital9 Corp.(b)	50,090	502,904
HCM IV Acquisition Corp.(b)	50,000	502,000
Hennessy Capital Investment Corp. VIII(b)	50,000	501,000
Highview Merger Corp.—Class A(b)	100,000	1,008,000
Illumination Acquisition Corp I(b)	25,000	248,250
Indigo Acquisition Corp.(b)	143,399	1,452,632
Insight Digital Partners II(b)	100,000	994,000
Jackson Acquisition Co. II—Class A(b)	100,000	1,051,000
Jena Acquisition Corp. II—Class A(b)	71,213	732,782
Legato Merger Corp. III(b)	50,000	500,500

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Shares	Value
SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS)—(continued)
Lightwave Acquisition Corp.(b)	100,000	$1,009,000
M Evo Global Acquisition Corp. II(b)	50,000	501,500
M3-Brigade Acquisition VI Corp.(b)	50,000	504,000
McKinley Acquisition Corp.—Class A(b)	100,000	1,003,000
Meshflow Acquisition Corp.(b)	100,000	999,000
Oyster Enterprises II Acquisition Corp.—Class A(b)	200,000	2,028,000
RF Acquisition Corp. III(b)	13,365	133,383
Roman DBDR Acquisition Corp. II(b)	125,000	1,303,750
Silver Pegasus Acquisition Corp.—Class A(b)	100,000	1,014,000
SIM Acquisition Corp I—Class A(b)	50,000	535,000
Spring Valley Acquisition Corp. III—Class A(b)	62,013	647,416
Spring Valley Acquisition Corp. IV(b)	25,000	252,000
Talon Capital Corp.(b)	77,000	778,470
Vendome Acquisition Corp I—Class A(b)	100,000	1,009,000
Viking Acquisition Corp I(b)	100,000	992,000
Wen Acquisition Corp.(b)	106,000	1,078,020
Willow Lane Acquisition Corp. II(b)	50,000	504,500
Total Special Purpose Acquisition Companies (SPACS) (Cost $41,936,669)		42,874,472

BUSINESS DEVELOPMENT COMPANIES—20.8%
Barings BDC, Inc.	103,139	870,493
BCP Investment Corp.	208,600	2,346,750
Blue Owl Capital Corp.	135,129	1,525,606
Blue Owl Technology Finance Corp.	254,925	2,842,414
CION Investment Corp.	626,379	4,998,505
Crescent Capital BDC, Inc.	192,238	2,433,733
FS KKR Capital Corp.	210,792	2,276,554
Investcorp Credit Management BDC, Inc.	341,216	989,526
Monroe Capital Corp.	331,916	1,948,347
Nuveen Churchill Direct Lending Corp.	79,482	1,022,933
OFS Capital Corp.	27,487	115,445
PhenixFIN Corp.	19,218	903,246
Runway Growth Finance Corp.	472,501	3,661,883
Total Business Development Companies (Cost $33,712,213)		25,935,435

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Shares	Value
PREFERRED STOCKS—3.9%
Business Development Companies—1.2%
OFS Credit Co., Inc., Series E, 5.25%, 12/31/2026(b)	60,000	$1,474,800
Closed-End Funds—0.7%
Highland Opportunities and Income Fund, Series B, 5.38%, Perpetual(b)	47,724	785,537
Highland Opportunities and Income Fund, Series A, 5.38%, Perpetual(b)	2,521	41,489
		827,026
Real Estate Investment Trusts—2.1%
Cedar Realty Trust, Inc., Series C, 6.50%, Perpetual	72,419	1,307,163
NexPoint Diversified Real Estate Trust, Series A, 5.50%, Perpetual	94,082	1,298,332
		2,605,495
Total Preferred Stocks (Cost $4,924,225)		4,907,321

	Certificates
TRUSTS—1.0%
Copper Property CTL Pass Through Trust	109,428	1,190,577
Total Trusts (Cost $1,218,665)		1,190,577

	Shares
REAL ESTATE INVESTMENT TRUSTS—COMMON—0.6%
Diversified Reits—0.6%
NexPoint Diversified Real Estate Trust	172,453	767,416
Total Real Estate Investment Trusts—Common (Cost $1,963,777)		767,416

	Contracts
WARRANTS—0.4%
AA Mission Acquisition Corp.,
Expires 8/1/2030,
Exercise Price $11.50(b)	50,000	—
Andretti Acquisition Corp. II,
Expires 10/24/2029,
Exercise Price $11.50(b)	25,000	3,375
Apex Treasury Corp.,
Expires 11/17/2030,
Exercise Price $11.50(b)	21,500	5,160

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Contracts	Value
WARRANTS—(continued)
Bitcoin Infrastructure Acquisition Corp Ltd.,
Expires 12/1/2030,
Exercise Price $11.50(b)	37,500	$12,668
Blue Water Acquisition Corp. III,
Expires 12/31/2026,
Exercise Price $11.50(b)	27,164	12,493
Centurion Acquisition Corp.,
Expires 8/1/2029,
Exercise Price $11.50(b)	78,125	17,195
CSLM Digital Asset Acquisition Corp. III Ltd.,
Expires 9/19/2030,
Exercise Price $11.50(b)	50,000	15,000
D Boral ARC Acquisition I Corp.,
Expires 5/6/2030,
Exercise Price $11.50(b)	31,250	22,050
Dune Acquisition Corp. II,
Expires 6/12/2030,
Exercise Price $11.50(b)	150,000	47,595
Dynamix Corp.,
Expires 12/6/2029,
Exercise Price $11.50(b)	763	534
Dynamix Corp. III,
Expires 11/19/2030,
Exercise Price $11.50(b)	25,000	8,250
EQV Ventures Acquisition Corp.,
Expires 7/1/2031,
Exercise Price $11.50(b)	83,333	54,166
EQV Ventures Acquisition Corp. II,
Expires 6/30/2031,
Exercise Price $11.50(b)	25,716	9,770
Evolution Global Acquisition Corp.,
Expires 11/7/2030,
Exercise Price $11.50(b)	950	352
FIGX Capital Acquisition Corp.,
Expires 6/26/2030,
Exercise Price $11.50(b)	50,045	12,011
GigCapital7 Corp.,
Expires 9/11/2029,
Exercise Price $11.50(b)	141,517	73,588

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Contracts	Value
WARRANTS—(continued)
Highview Merger Corp.,
Expires 8/12/2030,
Exercise Price $11.50(b)	50,000	$12,015
Insight Digital Partners II,
Expires 12/31/2030,
Exercise Price $11.50(b)	50,000	14,900
Legato Merger Corp. III,
Expires 3/28/2029,
Exercise Price $11.50(b)	20,098	13,667
Lightwave Acquisition Corp.,
Expires 6/24/2030,
Exercise Price $11.50(b)	50,000	12,550
Lionheart Holdings,
Expires 8/9/2029,
Exercise Price $11.50(b)	36,669	6,967
M3-Brigade Acquisition V Corp.,
Expires 9/23/2030,
Exercise Price $11.50(b)	72,392	41,444
M3-Brigade Acquisition VI Corp.,
Expires 8/5/2030,
Exercise Price $11.50(b)	16,666	5,438
Relativity Acquisition Corp.,
Expires 2/11/2027,
Exercise Price $11.50(b)	21,700	—
Roman DBDR Acquisition Corp. II,
Expires 2/3/2030,
Exercise Price $11.50(b)	62,500	23,450
Silverbox Corp. IV,
Expires 9/24/2029,
Exercise Price $11.50(b)	36,683	7,447
SIM Acquisition Corp. I,
Expires 8/29/2029,
Exercise Price $11.50(b)	75,000	26,310
Spring Valley Acquisition Corp. III,
Expires 9/30/2030,
Exercise Price $11.50(b)	18,333	23,008
Talon Capital Corp.,
Expires 9/5/2030,
Exercise Price $11.50(b)	25,666	10,012

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Contracts	Value
WARRANTS—(continued)
Vendome Acquisition Corp. I,
Expires 7/3/2027,
Exercise Price $11.50(b)	50,000	$12,000
Viking Acquisition Corp. I,
Expires 11/3/2030,
Exercise Price $11.51(b)	33,333	10,337
Voyager Acquisition Corp.,
Expires 5/16/2031,
Exercise Price $11.50(b)	145,142	32,889
Total Warrants (Cost $308,946)		546,641

	Shares
RIGHTS—0.3%
AI Infrastructure Acquisition Corp.,
Expires 2/21/2030,
Exercise Price $0.00(b)	100,000	25,020
Axiom Intelligence Acquisition Corp. 1,
Expires 6/10/2030,
Exercise Price $10.00(b)	18,000	2,700
Blue Acquisition Corp.,
Expires 6/11/2030,
Exercise Price $1.00(b)	143,700	34,487
Bold Eagle Acquisition Corp.,
Expires 10/11/2029,
Exercise Price $10.00(b)	100,000	29,000
Cal Redwood Acquisition Corp.,
Expires 5/15/2030,
Exercise Price $10.00(b)	100,000	17,010
Cayson Acquisition Corp.,
Expires 6/24/2026,
Exercise Price $10.00(b)	45,000	7,650
ChampionsGate Acquisition Corp.,
Expires 5/14/2030,
Exercise Price $10.00(b)	100,000	14,010
EGH Acquisition Corp.,
Expires 5/12/2027,
Exercise Price $10.00(b)	50,000	17,210
Eureka Acquisition Corp.,
Expires 7/3/2026,
Exercise Price $10.00(b)	50,000	21,645

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Shares	Value
RIGHTS—(continued)
Flag Ship Acquisition Corp.,
Expires 3/31/2026,
Exercise Price $0.11(b)	137,500	$17,875
GigCapital8 Corp.,
Expires 9/30/2030,
Exercise Price $1.00(b)	100,000	27,000
IB Acquisition Corp.,
Expires 3/28/2026,
Exercise Price $10.00(b)	129,140	7,490
Indigo Acquisition Corp.,
Expires 4/2/2027,
Exercise Price $10.00(b)	143,399	18,671
McKinley Acquisition Corp.,
Expires 7/25/2030,
Exercise Price $10.00(b)	100,000	11,900
Nuveen Real Asset Rights,
Expires 3/9/2026,
Exercise Price $12.40(b)	1,428	40
Oyster Enterprises II Acquisition Corp.,
Expires 5/22/2030,
Exercise Price $10.00(b)	200,000	30,020
Silver Pegasus Acquisition Corp.,
Expires 6/26/2030,
Exercise Price $10.00(b)	100,000	25,500
Sizzle Acquisition Corp. II,
Expires 4/2/2030,
Exercise Price $10.00(b)	50,600	11,132
Soulpower Acquisition Corp.,
Expires 6/27/2026,
Exercise Price $1.00(b)	86,023	14,624
TCW Strategic Income Fund, Inc.,
Expires 3/19/2026,
Exercise Price $1.00(b)	5,300	113
Total Rights (Cost $297,767)		333,097

COMMON STOCKS—0.2%
Real Estate Management & Development—0.2%
Gyrodyne LLC(b)	30,000	262,500
Total Common Stocks (Cost $308,241)		262,500

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Shares	Value
EXCHANGE-TRADED FUNDS—0.1%
Horizon Kinetics Spac Active ETF	1,329	$120,860
Total Exchange-Traded Funds (Cost $124,866)		120,860

OTHER NOTES—0.0%
Legacy IMBDS, Inc., 8.50%, 9/30/2026(a)(b)	27,802	—
Total Other Notes (Cost $687,773)		—

SHORT-TERM INVESTMENTS—1.3%
Money Market Funds—1.3%
Fidelity Institutional Money Market
Government Portfolio—Class I, 3.55%(d)	825,178	825,178
Invesco Treasury Portfolio—Institutional Class, 3.57%(d)	825,178	825,178
Total Money Market Funds (Cost $1,650,356)		1,650,356
Total Investments—100.3% (Cost $130,012,633)		125,156,311
Liabilities in Excess of Other Assets—(0.3)%		(430,196)
Total Net Assets—100.0%		$124,726,115

Percentages are stated as a percent of net assets.

BDC—Business Development Company

ETF—Exchange Traded Funds

LLC—Limited Liability Company

(a)	Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Board of Directors. These securities represented $148,813 or 0.1% of net assets as of February 28, 2026.

(b)	Non-income producing security.

(c)	Represents less than 0.05% of net assets.

(d)	The rate shown represents the 7-day annualized effective yield as of February 28, 2026.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of assets and liabilities—February 28, 2026 (unaudited)

Assets:
Investments, at value (Cost $130,012,633)	$125,156,311
Dividends and interest receivable	56,082
Receivable for investments sold	4,762
Prepaid expenses and other assets	18,289
Total assets	125,235,444

Liabilities:
Expenses and fees:
Investment securities purchased	249,438
Advisor	98,655
Reports and notices to shareholders	55,668
Administration	30,611
Audit	23,111
Registration	11,156
Legal	10,470
Officers	8,624
Chief Compliance Officer	6,967
Custody	5,793
Transfer agency	4,080
Trustees	3,681
Miscellaneous	1,059
Other	16
Total liabilities	509,329
Net Assets	$124,726,115

Net assets consist of:
Paid-in capital (Unlimited shares authorized)	$132,029,686
Accumulated deficit	(7,303,571)
Net assets	$124,726,115
Net asset value per share ($124,726,115 applicable to 18,716,450 shares outstanding)	$6.66

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of operations

For the
six months ended
February 28, 2026
(Unaudited)
Investment income:
Dividends	$3,582,334
Interest Income	561,184
Other	2,046
Total investment income	4,145,564

Expenses:
Advisor	613,642
Trustees	93,681
Administration	68,717
Transfer agency	44,295
Legal	37,053
Compliance	35,967
Reports and notices to shareholders	24,664
Officers	23,265
Registration	13,222
Other	11,633
Custody	9,703
Audit	8,211
Insurance	2,175
Accounting	1,383
Total Expenses	987,611
Net investment income	3,157,953

Net realized and unrealized gain from investment activities:
Net realized loss from:
Investments	3,334,240
Foreign currency translations	696
Net realized loss	3,334,936
Change in net unrealized appreciation/depreciation on:
Investments	(7,123,050)
Foreign currency translations	5
Change in net unrealized appreciation/depreciation on investments	(7,123,045)
Net realized and unrealized gain from investment activities	(3,788,109)
Net decrease in net assets resulting from operations	$(630,156)

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	February 28, 2026	year ended
	(Unaudited)	August 31, 2025
From operations:
Net investment income	$3,157,953	$6,276,008
Net realized gain on investments	3,334,936	2,571,583
Change in unrealized appreciation/depreciation on investments	(7,123,045)	2,535,910
Net increase (decrease) in net assets resulting from operations	(630,156)	11,383,501

Distributions paid to shareholders:
Distributions	(6,610,904)	(10,807,552)
Return of capital	—	(4,720,140)
Total dividends and distributions paid to shareholders	(6,610,904)	(15,527,692)

Capital Stock Transactions (Note 5)
Repurchase of common stock through tender offer	—	(75,472,250)
Total capital stock transactions	—	(75,472,250)
Net decrease in net assets	(7,241,060)	(79,616,441)

Net assets applicable to common shareholders:
Beginning of period	$131,967,175	$211,583,616
End of period	$124,726,115	$131,967,175

Number of Fund Shares
Shares outstanding at beginning of period	18,716,450	29,391,450
Shares redeemed	—	10,675,000
Shares outstanding at end of period	18,716,450	18,716,450

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

For the six
months ended
February 28, 2026
(Unaudited)
Net asset value, beginning of year/period	$7.05
Net investment income(1)	0.17
Net realized and unrealized gains (losses) from investment activities	(0.21)
Total from investment operations	(0.04)

Less distributions:
Net investment income	(0.35)
Net realized gains from investment activities	—
Return of capital	—
Total distributions	(0.35)
Dilutive effect of Rights Offer	—
Net asset value, end of year/period	$6.66
Market price, end of year/period	$5.99
Total market price return(2)	(2.29%)

Ratios to average net assets:
Ratio of expenses to average net assets	2.31%
Ratio of net investment income to average net assets	7.40%

Supplemental data:
Net assets, end of year/period (in 000’s)	$124,726
Portfolio turnover	45%

(1)	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

(2)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Financial highlights (continued)

For the years ended August 31,
2025	2024	2023	2022	2021
$7.20	$7.43	$7.87	$9.31	$8.65
0.29	0.35	0.36	0.31	0.21
0.35	0.63	(0.02)	(0.43)	2.01
0.64	0.98	0.34	(0.12)	2.22

(0.50)	(0.57)	(0.40)	(0.34)	(0.33)
—	—	—	(0.32)	(0.43)
(0.22)	(0.17)	(0.38)	(0.24)	(0.19)
(0.72)	(0.74)	(0.78)	(0.90)	(0.95)
(0.07)	(0.47)	—	(0.42)	(0.61)
$7.05	$7.20	$7.43	$7.87	$9.31
$6.49	$6.67	$6.76	$7.15	$9.92
8.71%	10.54%	6.35%	(19.66%)	36.37%

1.65%	1.04%	0.95%	1.03%	1.57%
4.08%	4.72%	4.90%	3.71%	2.30%

$131,967	$211,584	$130,309	$138,001	$88,328
81%	84%	52%	74%	93%

High Income Securities Fund

Notes to financial statements (unaudited)

High Income Securities Fund (the “Fund”) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Effective July 24, 2018 the Fund changed its name to High Income Securities Fund.

The goal of the Fund is to provide high current income. The Fund seeks to generate sufficient cash from interest, dividends and other distributions, and liquidity events such as self-tender offers, mergers or liquidations from portfolio securities to enable the Fund to make high monthly distributions to shareholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the Fund’s net asset value.

In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been made against the Fund. However, the Trustees expect the risk of material loss to be remote.

Under the Fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates.

Security valuation—Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees of the Fund (the “Board”). The Board’s Audit & Valuation Committee (the “Committee”) oversees the implementation of these procedures.

High Income Securities Fund

Notes to financial statements (unaudited)

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Board of Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

To the extent a pricing service or dealer is unable to value a security, the security will be valued at fair value in accordance with policies and procedures approved by the Board of Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Board of Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Board of Trustees. The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

High Income Securities Fund

Notes to financial statements (unaudited)

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1— Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2— Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3— Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuations according to the inputs used as of February 28, 2026 in valuing the Fund’s investments:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Investments:
Closed-End Funds	$46,418,823	$—	$148,813	$46,567,636
Special Purpose Acquisition Companies (SPACS)	41,221,140	1,653,332	—	42,874,472
Business Development Companies	25,032,189	903,246	—	25,935,435
Preferred Stocks	4,907,321	—	—	4,907,321
Money Market Funds	1,650,356	—	—	1,650,356
Trusts	—	1,190,577	—	1,190,577
Real Estate Investment Trusts — Common	767,416	—	—	767,416
Warrants	436,497	110,144	—	546,641
Rights	239,947	93,150	—	333,097
Common Stocks	262,500	—	—	262,500
Exchange-Traded Funds	120,860	—	—	120,860
Total Investments	$121,057,049	$3,950,449	$148,813	$125,156,311

Refer to the Portfolio of Investments for further disaggregation of investment categories.

High Income Securities Fund

Notes to financial statements (unaudited)

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were transfers into or out of Level 3 during the reporting year as compared to the security classifications from the prior year’s annual report.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Category	Preferred Stocks	Corporate Obligations	Warrants	Closed-End Funds
Balance as of 8/31/2025	$—	$—	$—	$—
Acquisitions	—	—	—	—
Dispositions	—	—	—	(26,241)
Transfers into (out of) Level 3	—	—	—	—
Accretion/Amortization	—	—	—	—
Corporate Actions	—	—	—	483,058
Realized Gain (Loss)	—	—	—	—
Change in unrealized
appreciation (depreciation)	—	—	—	(308,004)
Balance as of 2/28/2026	$—	$—	$—	$148,813
Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at February 28, 2026	$—	$—	$—	$(308,004)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of February 28, 2026:

Category	Fair Value 2/28/2026	Valuation Methodologies	Unobservable Inputs	Range
Closed End Funds	$148,813	Last Traded Price Less	Discount
		Distributions Received	to NAV	$0.00-0.49
Other Notes	—	Company Specific	Company
		Information	Announcements	0.00

High Income Securities Fund

Notes to financial statements (unaudited)

The fair value of derivative instruments as reported within the Portfolio of Investments as of February 28, 2026:

Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$546,641

The effect of derivative instruments on the Statement of Operations for the period ended February 28, 2026:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Assets & Operations Location	Value
Equity Contracts—Warrants	Net Realized Gain on Investments	$426,688

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Statement of Assets & Operations Location	Value
Equity Contracts—Warrants	Net change in unrealized appreciation of investments	$321,688

The average monthly shares amount of warrants during the period was 1,539,211. The average monthly market value of warrants during the period was $666,327.

Investment transactions and investment income—Security transactions and related investment income security transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

High Income Securities Fund

Notes to financial statements (unaudited)

Note 2: Federal Tax Status

The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2025 and August 31, 2024 are as follows:

	August 31, 2025	August 31, 2024
Ordinary Income	$10,807,552	$10,541,980
Return of capital	4,720,140	3,154,292
Long Term Capital Gain Distribution	—	—
Total distributions paid	$15,527,692	$13,696,272

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2025, the Fund did not defer, on a tax basis, late year losses; the Fund did not have any capital loss carryover available to offset future net capital gain.

Distributions to shareholders—Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. The Fund currently makes monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The current distributions for 2026 are based on the net asset value of $6.96 of the Fund’s common shares as of the last business day of 2025. To the extent that sufficient investment income is not available on a monthly basis, the distributions may include capital gains and return of capital. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from dividends payable, from amortization and accretion, from contingent payment debt and from deemed distributions. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

High Income Securities Fund

Notes to financial statements (unaudited)

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. During the year ended August 31, 2025, the Fund reclassified $34,716 to increase paid-in capital and $34,716 to decrease distributable earnings.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Tax cost of investments	$130,980,224
Unrealized appreciation	8,209,040
Unrealized depreciation	(7,568,435)
Net unrealized depreciation	640,605
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated losses and other temporary differences	(703,116)
Total accumulated loss	$(62,511)

As of August 31, 2025, the Fund had $703,116 in long term capital gain carryover.

Note 3: Management Fee, Administrative Services and Other Transactions

Prior to November 8, 2024, the Fund was internally managed by an Investment Committee of the Board, and the members of the Investment Committee were compensated by the Fund for their positions on the Investment Committee in the amount of $150,000 each for Mr. Phillip Goldstein and Mr. Andrew Dakos, and $75,000 for Mr. Rajeev Das on an annual basis paid monthly in advance. On November 8, 2024, the Fund entered into an Investment Management Agreement with Bulldog Investors, LLP (“Bulldog” or the “Investment Adviser”). In accordance with the investment management agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets. The Fund pays each of its trustees who is not a director, officer or employee of Bulldog Investors, LLP, Ultimus Fund Solutions or any affiliate thereof an annual fee of $40,000, paid quarterly in advance. Ms. Stephanie Darling receives annual compensation in the amount of $72,000, paid monthly, for serving as the Fund’s Chief Compliance Officer (“CCO”). Effective September 12, 2025, any trustee and/or officer of the Fund who is a director, officer or employee of Bulldog Investors, LLP may receive compensation from the Fund for such service as a trustee and/or officer of the Fund, however any such compensation paid by the Fund (other than compensation paid to the Fund’s CCO) is deducted from the advisory fee payable to the Investment Adviser under the Investment Management Agreement. In addition, the Fund reimburses the trustees and the CCO for travel and out-of-pocket expenses incurred in connection with Board of Trustees’ meetings.

High Income Securities Fund

Notes to financial statements (unaudited)

Effective February 2, 2026, Ultimus Fund Solutions, LLC (“Ultimus”), acts as the Fund’s Administrator under a Master Services Agreement. Ultimus prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, and transfer agent; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Ultimus also serves as the Fund’s accountant. U.S. Bank, N.A. (“U.S. Bank”) serves as the Fund’s custodian.

Note 4: Purchases and Sales of Securities

During the six months ended February 28, 2026, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$56,830,044	$98,122,555
U.S. government securities (Long-term)	—	—
Total	$56,830,044	$98,122,555

Note 5: Capital Share Transactions

The Fund completed an offering to purchase up to 10,675,000 of the Fund’s common shares at 98% of the per share net asset value (“NAV”) on December 9, 2024. At the expiration of the offer on December 9, 2024, a total of 11,885,085 shares were validly tendered. As the total number of common shares tendered exceeded 10,675,000 shares, approximately 90% of the shares tendered by each tendering shareholder were accepted for payment at a price of $7.07 per share (98% of the NAV per common share of $7.21).

The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 97% of the volume weighted average market price per share for the three consecutive trading days ending on the Expiration Date on August 9, 2024. At the expiration of the offer on August 9, 2024, a total of 11,860,987 rights or approximately 68% of the Fund’s outstanding common shares were validly exercised.

The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 95% of the volume weighted average market price per share for the three consecutive trading days ending on the trading day after the Expiration Date on October 22, 2021. At the expiration of the offer on October 22, 2021, a total of 8,042,590 rights or approximately 84.77% of the Fund’s outstanding common shares were validly exercised.

High Income Securities Fund

Notes to financial statements (unaudited)

The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 95% of the volume weighted average market price per share for the three consecutive trading days ending on the trading day after the Expiration Date on January 29, 2021. At the expiration of the offer on January 29, 2021, a total of 3,922,867 rights or approximately 70.49% of the Fund’s outstanding common shares were validly exercised.

Note 6: Other Matters

On November 8, 2024, shareholders approved (i) a new investment management agreement (the “Advisory Agreement”) with Bulldog Investors, LLP (“Bulldog”), pursuant to which Bulldog serves as the investment adviser of the Fund and (ii) certain changes to the Fund’s current investment objective, investment strategies and investment restrictions (collectively, the “Investment Changes”). The Advisory Agreement and the Investment Changes are more fully described in the Fund’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 13, 2024.

Note 7: Market and Other Risks of Investing in the Fund

Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recession, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

High Income Securities Fund

Notes to financial statements (unaudited)

Local, state, regional, national or global factors or events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, economic, social, natural and other factors or events, including war, military conflicts, terrorism, trade disputes, tariff arrangements, sanctions, cybersecurity attacks, government shutdowns, market closures, recessions, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The extent and duration of such factors and events and resulting market disruptions cannot be predicted. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments, as well as Fund performance. In addition, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. The increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

For further information on the Fund’s risks, please refer to the “Investment Objective, Investment Strategies and Risk Factors” section below.

Note 8: Additional Information

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Note 9: New Accounting Pronouncements

The Fund adopted the FASB Accounting Standards Update 2023-09, “Income Taxes (Topic 740) Improvements to Income Tax Disclosures” (“ASU 2023-09”). Adoption of the new standard by the Fund impacted financial statement disclosures only and did not affect the Fund’s financial position or results of operations. A disaggregation of income taxes paid by jurisdiction is presented when significant income taxes are paid. Income taxes paid by the Fund for the year was determined to not be significant.

Note 10: Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

High Income Securities Fund

General information (unaudited)

The Fund

High Income Securities Fund (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “PCF.”

The following describes the Fund’s investment objective, investment strategies and risk factors.

Investment Objective, Investment Strategies, and Risk Factors

The Fund’s investment objective is to seek to provide shareholders with high current income. In accordance with this investment objective, the Fund will seek to generate sufficient cash from interest, dividends and other distributions, and liquidity events such as self-tender offers, mergers or liquidations from portfolio securities to enable the Fund to make high monthly distributions to shareholders. The investment objective is not fundamental and may be changed by the Board with 60 days’ notice to shareholders. There can be no assurance that the Fund’s objective will be achieved.

Investment Strategies

Under normal circumstances, the Fund will invest primarily in income producing or dividend paying U.S. and non-U.S. investments, such as investment grade and below investment grade (high yield/high risk) debt securities, fixed or variable rate income securities, real estate investment trusts (REITs), convertible securities, preferred stocks, and dividend-paying common stocks, and securities or other assets that the Adviser reasonably expects to lead to a liquidity event such as a self-tender offer, merger or liquidation, including a transaction with a special purpose acquisition company (SPAC). The Fund’s investments may be indirect through investments in entities such as REITs, closed-end funds, exchange-traded funds (ETFs) and business development companies (BDCs). To a lesser extent, the Fund may invest in various types of derivatives, including futures, options, credit default swaps, total return swaps and repurchase agreements.

In making investment determinations for the Fund, the Adviser seeks investments that are expected to generate sufficient income (through dividends, distributions, or realized capital gains) to meet the Fund’s managed distribution policy. The Adviser seeks investments for the Fund that, at the time of purchase, pay regular dividends or distributions or, in the Adviser’s assessment, are likely to pay dividends or distributions in the foreseeable future or otherwise have a foreseeable liquidity event.

The Fund may hold fixed or variable rate income securities with any maturity or duration. The Fund may liquidate positions in order to change its asset allocation or to generate cash to invest in more attractive opportunities, which may result in a portion of any net capital gains being realized as short-term capital gains. In addition, a negative change in the fundamental or qualitative characteristics of a portfolio asset or its issuer may cause the Adviser to sell it. This may result in a high rate of portfolio turnover.

High Income Securities Fund

General information (unaudited)

When advisable, the Adviser may seek to influence the management of a company the Fund is invested in (a “Portfolio Company”) to take actions to increase the market value of such Portfolio Company’s securities, e.g., by repurchasing such securities, paying a special dividend, or by considering restructuring actions, such as selling or liquidating the Portfolio Company.

The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund intends to invest substantially all of its assets to meet its investment objective. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the “Fundamental Investment Restrictions” set forth in the Fund’s Statement of Additional Information and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program.

From time to time, the Fund may employ leverage through debt or issuance of senior securities when the Adviser and the Board deems it prudent and beneficial to do so.

Portfolio Investments

Other Closed-End Investment Companies

The Fund may invest without limitation in other closed-end investment companies, provided that the Fund limits its investment in securities issued by other investment companies so that, unless legally permissible, not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. The closed end investment companies in which the Fund invests hold fixed income securities. The Fund “looks through” to these investments in determining whether at least 80% of the Fund’s investments are comprised of fixed income securities.

High Income Securities Fund

General information (unaudited)

Special Purpose Acquisition Companies

The Fund may invest in stocks, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale and/or may trade at a discount.

Common Stocks

The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

High Income Securities Fund

General information (unaudited)

Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Investment Committee may consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

High Income Securities Fund

General information (unaudited)

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities or in investment companies which hold such instruments. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

High Income Securities Fund

General information (unaudited)

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Investment Committee, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Investment Committee evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Committee considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Other Securities

Although it has no current intention to do so to any material extent, the Fund may determine to invest the Fund’s assets in some or all of the following securities.

Illiquid Securities

Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees. The Fund does not consider its investments in SPACs to be illiquid because they are publicly traded securities.

Rule 144A Securities

The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Investment Committee determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities.

High Income Securities Fund

General information (unaudited)

RISK FACTORS

An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal and non-principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may invest in securities of other investment companies (“underlying funds”). The Fund may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in the underlying funds.

Principal Risks

Closed-End Investment Company Risk. The Fund invests in the securities of other closed-end investment companies. Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end investment company fluctuates and may be either higher or lower than the NAV of such closed-end investment company. In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

High Income Securities Fund

General information (unaudited)

Special Purpose Acquisition Companies Risk. The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale, and/or may trade at a discount. The Fund may invest a maximum of 20% of its assets in SPACS.

Business Development Company (BDC) Risk. BDCs are closed-end investment companies that have elected to register as BDCs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the BDC when the Fund invests in shares of a BDC. BDCs primarily invest in privately-held and small and mid-size capitalization public companies, and are generally considered to be non-rated or below investment grade. The fair values of these investments often are not readily determinable. This could cause the Fund’s investments in a BDC to be inaccurately valued, including both undervalued and overvalued. BDC revenues, income (or losses) and valuations can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a BDC’s securities.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund’s investment objective. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

High Income Securities Fund

General information (unaudited)

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recession, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.

High Income Securities Fund

General information (unaudited)

Risk Related to Fixed Income Securities, including Non-Investment Grade Securities. The Fund may invest in fixed income securities, also referred to as debt securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates. The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.” Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss. Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities. Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds. In addition, bonds in the lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value. The Fund’s investments in securities of stressed, distressed or bankrupt issuers, including securities or obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. If an issuer of securities held by the Fund declares bankruptcy or otherwise fails to pay principal or interest on such securities, the Fund would experience a decrease in income and a decline in the market value of its investments.

High Income Securities Fund

General information (unaudited)

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities rated B or below by S&Ps or Moody’s may be purchased by the Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Debt Security Risk. In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of the Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Real Estate Investment Trust (REIT) Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a U.S. REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

High Income Securities Fund

General information (unaudited)

Leverage Risk. The Fund may borrow money, or issue debt or preferred stock. Since the holders of the Fund’s common shares pay all expenses related to the issuance of debt or use of leverage, the use of leverage through borrowing of money, issuance of debt securities or the issuance of preferred stock for investment purposes creates risks for the holders of the Fund’s common shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The Fund will also have to pay interest on its borrowings or dividends on preferred stock, if any, which may reduce the Fund’s return for common shareholders. The leverage costs may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful. Leverage risk would also apply to the Fund’s investments in underlying funds and SPACs to the extent an underlying fund or SPAC uses leverage.

Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. Derivatives entail the risk that the counterparty to the derivative transaction will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.

Defensive Position Risk. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Changes in Policies Risk. The Fund’s Trustees may change the Fund’s investment objective, investment strategies and non-fundamental investment restrictions without shareholder approval, except as otherwise indicated.

High Income Securities Fund

General information (unaudited)

Preferred Stock Risk. The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Distributions on preferred stock must be declared by the board of trustees and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Fund’s Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

High Income Securities Fund

General information (unaudited)

Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund’s Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

High Income Securities Fund

General information (unaudited)

Issuer Specific Changes Risk. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions Risk. The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Common Stock Risk. The Fund invests in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and riskier than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds Risk. The Fund may invest in exchange-traded funds, which are investment companies that, in some cases, aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

High Income Securities Fund

General information (unaudited)

Foreign Currency Risk. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and net asset value. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events, including war; possible seizure, expropriation or nationalization of the company or its assets; possible imposition of currency exchange controls; and changes in foreign currency exchange rates. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. With respect to risks associated with changes in foreign currency exchange rates, the Fund does not expect to engage in foreign currency hedging transactions.

High Income Securities Fund

General information (unaudited)

Illiquid Securities Risk. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Portfolio Turnover Risk. The Fund cannot predict its securities portfolio turnover rate with certain accuracy. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s Adviser believes appropriate, and offer greater potential for gains and losses.

Tax information

The Fund designated 23.48% of its ordinary income distribution for the year ended August 31, 2021, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2022, 20.79% of distributions paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Annual meeting of shareholders held on December 15, 2025

The Fund called an annual meeting of shareholders on December 15, 2025 to vote on the following matter:

— The election of Phillip Goldstein, Andrew Dakos, Richard Dayan, Gerald Hellerman, Ben H. Harris, and Moritz Sell as Trustees to hold office until a successor has been duly elected and qualified.

High Income Securities Fund

General information (unaudited)

The presence, in person or by proxy, of shareholders owning at least thirty percent (30%) of the shares entitled to vote on October 20, 2025 shall constitute a quorum for the transaction of business. At the Meeting, the holders of approximately 70.34% of the outstanding shares as of the record date were represented in person or by proxy (13,164,365 votes), thus constituting a quorum for the matters to be voted upon by all shareholders at the Meeting.

Trustee Nominee	Votes For	Votes Against	Votes Abstain
Ben H. Harris	12,114,215	531,435	518,715
Richard Dayan	12,073,977	568,440	521,948
Moritz Sell	12,094,693	531,964	537,708
Gerald Hellerman	12,054,762	582,767	526,836
Andrew Dakos	12,115,853	525,334	523,178
Phillip Goldstein	12,083,120	561,506	519,739

Quarterly Form N-PORT portfolio schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s filings on Form N-PORT are available on the SEC’s Web site at http://www.sec.gov and upon request by calling 1-888-898-4107.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by contacting the Fund’s Shareholder Services at 1-888-898-4107, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

High Income Securities Fund

Supplemental information (unaudited)

The following table sets forth the trustees and officers of the Fund, their name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at February 28, 2026.

Additional information about the Trustees and Officers of the Fund is included in the Fund’s most recent Form N-2 and is available, without charge, upon request by calling 1-888-898-4107.

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee
INTERESTED TRUSTEES
Andrew Dakos*** (59)	President as of July 2018.	1 year; Since 2018	Partner – Bulldog Investors, LLP since 2009; Partner – Ryan Heritage, LLP.	3	Director, Brookfield DTLA Fund Office Trust Investor, Inc.; Director, Special Opportunities Fund, Inc.; Chairman, Total Return Securities Fund; Director, BNY Mellon Municipal Income Inc. (until 2025); Director, Tejon Ranch Co.
Phillip Goldstein*** (80)	Secretary as of July 2018.	1 year; Since 2018	Partner – Bulldog Investors, LLP since 2009; Partner – Ryan Heritage, LLP.	3	Chairman, The Mexico Equity and Income Fund, Inc.; Chairman, Special Opportunities Fund, Inc.; Director, Brookfield DTLA Fund Office Trust Investor Inc.; Director, Total Return Securities Fund; Director, BNY Mellon Municipal Income Inc. (until 2025).

High Income Securities Fund

Supplemental information (unaudited)

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
Gerald Hellerman**** (88)	—	1 year; Since 2018	Chief Compliance Officer of the Fund and The Mexico Equity and Income Fund, Inc. (through March 2020).	3	Trustee, Fiera Capital Series Trust; Director, Total Return Securities Fund; Director, The Mexico Equity and Income Fund, Inc.; Director, Special Opportunities Fund, Inc.; Director, MVC Capital, Inc. (until 2020); Trustee, Crossroad Liquidating Trust (until 2020).
Moritz Sell (58)	—	1 year; Since 2018	Founder and Principal of Edison Holdings GmbH and Senior Advisor to Markston International LLC (through December 2020).	2

Director, Aberdeen Australia Equity Fund; Director, Total Return Securities Fund; Director, Aberdeen Global Income Fund, Inc,; Director, Aberdeen Asia-Pacific Income Fund, Inc.; Chairman, Aberdeen Singapore Fund (until 2018); Director, Aberdeen Greater China Fund (until 2018); Director, BNY Mellon Municipal Income Inc.

(until 2025).

Richard Dayan (83)	—	1 year; Since 2018	Owner of CactusTrading.	2	Director, Total Return Securities Fund

High Income Securities Fund

Supplemental information (unaudited)

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee
Ben Harris (57)	—	1 year; Since 2018	Chairman of Hormel Harris Investments, LLC; Principal of NBC Bancshares, LLC; Chief Executive Officer of Crossroads Capital, Inc.; Administrator of Crossroads Liquidating Trust.	2	Director, Special Opportunities Fund, Inc.
OFFICERS
Andrew Dakos*** (59)	President as of July 2018.	1 year; Since 2018	Partner – Bulldog Investors, LLP; Partner – Ryan Heritage, LLP.	n/a	n/a
Thomas Antonucci*** (56)	Treasurer as of July 2018.	1 year; Since 2018	Director of Operations of Bulldog Investors, LLP.	n/a	n/a
Phillip Goldstein*** (80)	Secretary as of July 2018.	1 year; Since 2018	Partner – Bulldog Investors, LLP; Partner – Ryan Heritage, LLP.	n/a	n/a
Stephanie Darling*** (56)	Chief Compliance Officer as of July 2018.	1 year; Since 2018	General Counsel and Chief Compliance Officer of Bulldog Investors, LLP; Chief Compliance Officer of Ryan Heritage, LLP, Total Return Securities Fund, Special Opportunities Fund and Mexico Equity and Income Fund; Editor-In-Chief, The Investment Lawyer.	n/a	n/a

*	The address for all trustees and officers is c/o High Income Securities Fund, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.
**	The Fund Complex is comprised of the Fund, Special Opportunities Fund, Inc., and Total Return Securities Fund.
***	Messrs. Dakos, Goldstein, Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser, and positions as officers of the Fund.
****	Mr. Hellerman resigned from the Board effective March 31, 2026.

High Income Securities Fund

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

1.	Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.	Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser

Bulldog Investors, LLP

Park 80 West

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Transfer Agent and Registrar

Equiniti Trust Company, LLC

28 Liberty Street, Floor 53

New York, NY 10005

Fund Administrator and Fund Accountant

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Fund Counsel

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102

Board of Trustees

Andrew Dakos

Phillip Goldstein

Ben Harris

Moritz Sell

Richard Dayan

High Income Securities Fund

1-800-937-5449

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for semi-annual reports.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
September 1 – September 30, 2025	-	-	-	N/A
October 1 – October 31, 2025	-	-	-	N/A
November 1 – November 30, 2025	-	-	-	N/A
December 1 – December 31, 2025	-	-	-	N/A
January 1 – January 31, 2026	-	-	-	N/A
February 1 – February 28, 2026	-	-	-	N/A
Total	-	-	-	N/A

*Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable for semi-annual reports.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c)	Notices to Fund’s shareholders in accordance with Rule 19a-1 under the Investment Company Act of 1940, as amended. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) High Income Securities Fund

By (Signature and Title)* /s/ Andrew Dakos

Andrew Dakos, President

Date	May 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Andrew Dakos

Andrew Dakos, President

Date	May 4, 2026

By (Signature and Title)* /s/ Thomas Antonucci

Thomas Antonucci, Treasurer

Date	May 4, 2026

* Print the name and title of each signing officer under his or her signature.